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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 MARCH 27, 2001

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                                  SURREY, INC.

               (Exact name of registrant as specified in charter)



                                      TEXAS
         (State or other Jurisdiction of Incorporation or Organization)


                 001-23407                             74-2138564
                 ----------                            ----------
          (Commission File Number)         (IRS Employer Identification No.)


            13110 TRAILS END ROAD
               LEANDER, TEXAS                            78641
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  (Address of Principal Executive Offices)             (Zip Code)


                                 (512) 267-7172
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         On March 27, 2001, the Registrant issued a press release announcing that (i) the Registrant has entered into a letter of intent with Jean Charles Incorporated relating to the sale of substantially all of the Registrant's operating assets, (ii) The Chase Manhattan Bank (the "Bank") has accelerated the maturity dates of the Registrant's promissory notes payable to, and loan agreements with, the Bank, and (iii) G. Tom MacIntosh II has resigned as a member of the Registrant's Board of Directors.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7(c). EXHIBITS.

      Exhibit 99     Press Release, dated March 27, 2001.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SURREY, INC.



                                             By: /s/ Martin van der Hagen
                                                 -------------------------------
                                                 Martin van der Hagen, President





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                                  EXHIBIT INDEX


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EXHIBIT
NUMBER              DESCRIPTION
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

Exhibit 99     Press Release, dated March 27, 2001.
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